SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                NOVEMBER 28, 2001
                        (Date of earliest event reported)

                           TOMMY HILFIGER CORPORATION
               (Exact Name of Registrant as Specified in Charter)


 BRITISH VIRGIN ISLANDS           1-11226              NOT APPLICABLE
     (State or Other      (Commission File Number)      (IRS Employer
      Jurisdiction                                     Identification
    of Incorporation)                                      Number)


                         11/F, NOVEL INDUSTRIAL BUILDING
                            850-870 LAI CHI KOK ROAD
                                 CHEUNG SHA WAN
                               KOWLOON, HONG KONG
          (Address of Principal Executive Offices, including Zip Code)
                                  852-2216-0668
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

            Tommy Hilfiger Corporation ("THC") is filing this current report to incorporate by reference certain materials into the combined Registration Statement on Form S-3 of THC and Tommy Hilfiger U.S.A., Inc. ("TH USA") (Registration Statement No. 333-48355/48355-01) in connection with the public offering of $150,000,000 ($172,500,000 if the underwriters' over-allotment option is exercised in full) aggregate principal amount of 9% Senior Bonds due 2031 of TH USA (the "2031 Bonds") and the related guarantees of THC.

            The Pricing Agreement, dated November 28, 2001, among THC, TH USA and Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. as representatives of the several underwriters, the Form of Bonds contained in
Exhibit 4.1 hereto and the statement regarding the computation of ratio of earnings to fixed charges are hereby incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.


     1.1 Pricing Agreement, dated November 28, 2001 among Tommy Hilfiger Corporation, Tommy Hilfiger U.S.A., Inc. and Morgan Stanley & Co. Incorporated and Salomon Smith
              Barney Inc. as representatives of the several underwriters

     4.1      Form of 2031 Bond

    12.1 Statement re: computation of ratio of earnings to fixed charges







                                      -2-


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2001


                                          TOMMY HILFIGER CORPORATION

                                          By: /s/ Joseph Scirocco
                                             -----------------------------------
                                             Name:   Joseph Scirocco
                                             Title:  Senior Vice President and
                                                     Treasurer

                                  EXHIBIT INDEX



     1.1 Pricing Agreement, dated November 28, 2001 among Tommy Hilfiger Corporation, Tommy Hilfiger U.S.A., Inc. and Morgan Stanley & Co. Incorporated and Salomon Smith
              Barney Inc. as representatives of the several underwriters

     4.1      Form of 2031 Bond

    12.1 Statement re: computation of ratio of earnings to fixed charges